UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 12, 2014

Viper Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36505	46-5001985
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas Avenue, Suite 1200 Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 221-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of W. Duncan Kennedy as Director

On September 12, 2014, W. Duncan Kennedy was appointed to the Board of Directors (the “Board”) of Viper Energy Partners GP LLC (the “General Partner”), the general partner of Viper Energy Partners LP (the “Partnership”). Mr. Kennedy will serve as an independent director and has been appointed to serve as a member of the audit committee.

There are no arrangements or understandings between Mr. Kennedy and any other persons pursuant to which Mr. Kennedy was selected as a director of the General Partner. There are no transactions in which Mr. Kennedy has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Kennedy will receive the same compensation for his service on the Board as the other non-employee directors of the General Partner in accordance with the General Partner’s policies for compensating non-employee directors, including any long-term equity incentive awards under the General Partner’s Long-Term Incentive Plan. This compensation includes an annual cash retainer of $47,500 for serving as a director plus an additional $10,000 for serving on the audit committee, payable quarterly in arrears, and a grant of options to purchase restricted common units pursuant to the General Partner’s Long-Term Incentive Plan.

The General Partner and the Partnership agreed to enter into an indemnification agreement with Mr. Kennedy in a form consistent with that approved by the Board and filed as Exhibit 10.4 to the Current Report on Form 8-K filed on June 23, 2014, which Exhibit is incorporated herein by reference. Among other things, the indemnification agreement requires the Partnership to indemnify Mr. Kennedy to the fullest extent permitted by law against expenses incurred as a result of any proceeding in which he is involved by reason of his service to the Partnership and, if requested, to advance expenses incurred as a result of any such proceeding to Mr. Kennedy. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 of the Partnership’s Current Report on Form 8-K (File No. 001-36505) filed on June 23, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

	By:	Viper Energy Partners GP LLC, its general partner
Date: September 18, 2014

	By:	/s/ Randall J. Holder
	Name:	Randall J. Holder
	Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 of the Partnership’s Current Report on Form 8-K (File No. 001-36505) filed on June 23, 2014).